UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 14, 2017

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 14, 2017, the Board of Directors (the “Board”) of the Company approved June 23, 2017 as the date for the Company’s Annual Meeting of Stockholders for the year ended June 30, 2016 (the “Meeting”) to be held at the Company’s principal executive offices located at Three Riverway, Suite 300, Houston, Texas 77056. The Board also approved April 28, 2017 as the record date for the Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Because the Meeting will be held more than 30 days from the anniversary of the Company’s Annual Meeting of Stockholders for the year ended June 30, 2015 (the “Prior Meeting”), the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Meeting. Such proposals must be delivered to Scott Davis, the Company’s Chief Accounting Officer and Corporate Secretary, at Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056 no later than the close of business on April 24, 2017 to be considered timely, pursuant to the terms of the Company’s Amended and Restated Bylaws, before the Company begins to print and send proxy materials. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and may be omitted by the Company if not in compliance with applicable requirements.

Because the Meeting will be held more than 45 days from the anniversary of the Prior Meeting, in accordance with the Company’s Amended and Restated Bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be received not later than the close of business on March 26, 2018 in order to be considered at the Meeting. Such proposals must be delivered to Scott Davis, the Company’s Chief Accounting Officer and Corporate Secretary, at Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056 and must also comply with all other requirements set forth in the Company’s Amended and Restated Bylaws and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: April 14, 2017	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer